CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of INverso Corp. (the “Company”) on Form 10-KSB for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INverso Corp.

Date: October 15, 2007

By:   /s/ Randall S. Goulding

    Randall S. Goulding

    Chief Executive Officer and Chief Financial Officer

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* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.